                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934
                            ------------------------

               DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                  MAY 20, 2003

                        UNITED STATES STEEL CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          DELAWARE               1-5153         25-0996816
----------------------------  ------------  -------------------
(State or other jurisdiction  (Commission      (IRS Employer
     of incorporation)        File Number)  Identification No.)

    600 GRANT STREET, PITTSBURGH, PA       15219-4776
-----------------------------------------  -----------
(Address of principal executive offices)   (Zip Code)

                                 (412) 433-1121
                      ------------------------------------
                        (Registrant's telephone number,
                              including area code)

ITEM 2.  ACQUISITION OF ASSETS

On May 20, 2003, United States Steel Corporation (the "Corporation") completed the acquisition of substantially all of the integrated steelmaking assets of National Steel Corporation (the "Acquisition"). The Corporation intends to continue to use the acquired assets in the business of producing steel. The press release announcing the completion of the acquisition, which is filed as
Exhibit 99.1 to this Form 8-K and is hereby incorporated by reference, contains a more complete description of the event.

The aggregate purchase price of the Acquisition was $1.05 billion, consisting of $850 million in cash and $200 million in assumed obligations. The purchase price was determined by arm's-length negotiations between the Corporation and National Steel Corporation. The cash portion of the purchase price was financed in part from the net proceeds of a $450 million offering of the Corporation's 9 3/4% Senior Notes due 2010 (the "9 3/4% Notes"), discussed below. The remainder of the cash purchase price, and other cash delivered at closing (including lease payments due and transaction fees and expenses), was financed with available cash (including the net proceeds from the February 2003 issuance of the Corporation's 7% Series B Mandatory Convertible Preferred Shares) and the proceeds from the sale of accounts receivable under the Corporation's accounts receivable program.

ITEM 5.  OTHER EVENTS

On May 20, 2003 the Corporation completed the sale of $450,000,000 of 9 3/4% Senior Notes due 2010.

The Underwriting Agreement (dated as of May 14, 2003) and the Officer's Certificate relating to the 9 3/4% Notes are filed as Exhibits 1.1 and 4.1, respectively. Additionally, the Corporation amended certain covenants relating to its 10 3/4% Senior Notes Due 2008 with the execution of a Second Supplemental Indenture dated as of May 20, 2003, attached hereto as Exhibit 4.2.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (a) Financial statements of businesses acquired.
         (The financial statements of National Steel Corporation as of and for the three months ended March 31, 2003 and as of December 31, 2002 and 2001 and for the three years ended December 31, 2002 are set forth on pages F-71 to F-116 of Exhibit 99.2)

     (b) Pro forma financial information.
         (See pages F-26 to F-35 of Exhibit 99.2)

     (c) Exhibit No.       Description
         -----------       -----------

          1.1              Underwriting Agreement dated as of May 14, 2003

          2.1 Asset Purchase Agreement dated as of April 21, 2003 (incorporated by reference to Exhibit 2 of Current Report on Form 8-K filed April 22, 2003)

          2.2* First Amendment to Asset Purchase Agreement, dated as of May 20, 2003

          4.1 Officer's Certificate, setting forth terms and the form of the 9 3/4% Notes

          4.2              Second Supplemental Indenture, dated as of May 20,
                           2003

         23.1              Consent of Ernst & Young LLP.

         99.1              Press release dated May 20, 2003


         99.2              Prospectus Supplement, dated May 14, 2003


                           * The exhibits and schedules to the First Amendment
                             to the Asset Purchase Agreement are not being filed herewith. The Corporation undertakes to furnish supplementally a copy of any omitted exhibit or schedule to the Securities and Exchange Commission upon request. Pursuant to Item 601(b)(2) of Regulation S-K, set forth below is a list of the omitted exhibits and schedules, each with a brief description.

                           Exhibit A         Acquired Assets List of Assumed Contracts
                           Exhibit B         Granite City Section III Landfill
                                               Property Description
                           Exhibit C         Granite City Section IV Landfill
                                               Property Description

                                       SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

United States Steel Corporation

By  /s/ L.G. Schultz
   --------------------------------------------------------
   L.G. Schultz

Dated: May 22, 2003